Exhibit 99.1

Siebert Receives Notification of Deficiency from Nasdaq Related to Delayed Filing of Annual Report on Form 10-K

NEW YORK, NY – April 24, 2024 – Siebert Financial Corp. (NASDAQ: SIEB) (“Siebert” or the “Company”), a diversified provider of financial services, announced that it has received a notice (the "Notice") from the Nasdaq Stock Market ("Nasdaq") on April 18, 2024 notifying the Company that it is not in compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) (the "Listing Rule") because the Company's Annual Report on Form 10-K for the year ended December 31, 2023 (the "2023 10-K") was not filed with the Securities and Exchange Commission by the required due date of April 15, 2024.

Based on discussions with the Company’s auditors, the Company expects to file its 2023 10-K with an unqualified audit opinion before the prescribed due date to comply with the Nasdaq Listing Rule for continued listing.

The Notice has no immediate effect on the listing or trading of the Company's common stock on the Nasdaq. Nasdaq has provided the Company with 60 calendar days, until June 17, 2024, to submit a plan to regain compliance. If Nasdaq accepts the Company's plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for the filing of the 2023 10-K, or October 14, 2024, to regain compliance.

Notice to Investors

This communication is provided for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any securities in the United States or elsewhere.

About Siebert Financial Corp.

Siebert is a diversified financial services company and has been a member of the NYSE since 1967 when Muriel Siebert became the first woman to own a seat on the NYSE and the first to head one of its member firms.

Siebert operates through its subsidiaries Muriel Siebert & Co., Inc., Siebert AdvisorNXT, Inc., Park Wilshire Companies, Inc., RISE Financial Services, LLC, Siebert Technologies, LLC and StockCross Digital Solutions, Ltd. Through these entities, Siebert provides a full range of brokerage and financial advisory services including securities brokerage, investment advisory and insurance offerings, securities lending, and corporate stock plan administration solutions. For over 55 years, Siebert has been a company that values its clients, shareholders, and employees. More information is available at www.siebert.com.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this press release, that are not historical facts, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar words or expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements, which reflect beliefs, objectives, and expectations as of the date hereof, are based on the best judgment of management of Siebert. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: economic, social and political conditions, global economic downturns resulting from extraordinary events; securities industry risks; interest rate risks; liquidity risks; credit risk with clients and counterparties; risk of liability for errors in clearing functions; systemic risk; systems failures, delays and capacity constraints; network security risks; competition; reliance on external service providers; new laws and regulations affecting Siebert’s business; net capital requirements; extensive regulation, regulatory uncertainties and legal matters; failure to maintain relationships with employees, customers, business partners or governmental entities; the inability to achieve synergies or to implement integration plans; and other consequences associated with risks and uncertainties detailed in Part I, Item 1A - Risk Factors of Siebert’s Annual Report on Form 10-K for the year ended December 31, 2022, and Siebert’s filings with the SEC.

Siebert cautions that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact its business. Siebert undertakes no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Investor Relations:
Alex Kovtun and Matt Glover
Gateway Group, Inc.
949-574-3860
SIEB@gateway-grp.com